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                                                     EXHIBIT 1(a)

                   BOATMEN'S BANCSHARES, INC.

                        EQUITY SECURITIES
             WARRANTS TO PURCHASE EQUITY SECURITIES



                    ------------------------

                 FORM OF UNDERWRITING AGREEMENT

                    -------------------------


                              Date


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                   BOATMEN'S BANCSHARES, INC.

                        EQUITY SECURITIES
             WARRANTS TO PURCHASE EQUITY SECURITIES

                     UNDERWRITING AGREEMENT

                              Date


To the Representatives
named in Schedule I hereto
of the Underwriters named in
Schedule II hereto

Dear Sirs:

     Boatmen's Bancshares, Inc., a Missouri corporation (the "Corporation"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters") for whom you are acting as representatives (the "Representatives") the shares of its preferred stock (the "Preferred Stock") or common stock (the "Common Stock") or warrants representing rights to purchase Preferred Stock or Common Stock of the Corporation (the "Warrants") as are specified in Schedule I hereto (the securities so specified being hereinafter referred to collectively as the "Offered Securities") on the terms and conditions stated herein and in
Schedule I. The Offered Securities are to be sold to each Underwriter, acting severally and not jointly, in the respective numbers as are set forth in Schedule II opposite the name of such Underwriter.

     Any series of the Preferred Stock may, at the Corporation's option, when issued, be deposited by the Corporation against delivery of depositary receipts (the "Receipts") to be issued by one or more banks or trust companies selected by the Corporation, as depositary (collectively, the "Depositary"), under one or more deposit agreements (collectively, the "Deposit Agreement") between the Corporation and the Depositary. The Receipts will evidence depositary shares (the "Depositary Shares") and each Depositary Share will represent a fraction of a share of Preferred Stock if and as set forth in Schedule I. Any Depositary Shares with respect to shares of Preferred Stock referred to herein are sometimes referred to as "Designated Depositary Shares."

     The Warrants will be evidenced by warrant certificates issued by one or more warrant agents (collectively, the "Warrant Agent") under one or more warrant agreements (collectively, the "Warrant Agreement") between the Corporation and the Warrant Agent. The Warrants will be deposited with the Warrant Agent under the Warrant Agreement.

     The Corporation has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-----------), including a combined prospectus, relating to certain of its debt securities, preferred stock, common stock, depositary shares and warrants (including the Offered Securities) and the offering thereof from


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time to time in
accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement has been declared effective by the Commission. A prospectus supplement reflecting the terms of the Offered Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement". Such registration statement, as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement", and the basic prospectus included therein relating to all offerings of securities under the Registration Statement (the "Basic Prospectus"), as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Corporation with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.


                               I.

     The Corporation represents and warrants to each of the Underwriters that:

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

     (b) The Corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Missouri, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and the rules and regulations of the Board of Governors of the Federal Reserve System (the "Board") thereunder, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Corporation and its subsidiaries, taken as a whole.

     (c) Each subsidiary of the Corporation that is a bank has been duly organized, is validly existing as a national banking association in good standing under the laws of the United States or as a bank in good standing under the laws of a state thereof, as the case may be, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Corporation and its subsidiaries, taken as a whole.

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     (d)   Each subsidiary of the Corporation that is not a bank has
been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse affect on the Corporation and its subsidiaries, taken as a whole.

     (e) The Corporation and its subsidiaries are in compliance in all material respects with all applicable regulations of the Board, the Office of the Comptroller of the Currency (the "OCC"), the Federal Deposit Insurance Corporation (the "FDIC") and any state bank regulatory authority with jurisdiction over any of the Corporation's subsidiary banks, the failure to comply with which would have a material adverse affect on the Corporation and its subsidiaries, taken as a whole.

     (f) All of the issued and outstanding capital stock of each direct or indirect subsidiary of the Corporation has been duly and validly issued and is fully paid and nonassessable (subject, however, to the provisions of Section 55, Title 12, United States
Code) and (except for directors' qualifying shares and except for minority interests not in excess of seven percent of the issued and outstanding capital stock of Boatmen's Bank of Quincy and one percent of the issued and outstanding capital stock of Boatmen's Trust Company, Boatmen's Bank of Southern Missouri and Boatmen's Bank of Sigourney (specify any other exceptions to 100% ownership) all of such capital stock is owned, directly or indirectly, by the Corporation, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

     (g) The authorized capital stock of the Corporation conforms as to legal matters to the description thereof contained in the Prospectus.

     (h) All of the issued shares of capital stock of the Corporation have been duly authorized and are validly issued, fully paid and nonassessable.

     (i) The Corporation has all necessary corporate power to issue and deliver the Offered Securities and, if the Offered Securities include Preferred Stock, to execute and file with the Secretary of State of the State of Missouri a certificate of designation (a "Certificate of Designation") in connection with the Preferred Stock and to perform its obligations provided for in such Certificate of Designation; prior to the Closing Date (as defined below) in respect of Preferred Stock, a Certificate of Designation relating to such shares of Preferred Stock will have been duly authorized, executed and filed with the Secretary of State of the State of Missouri by the Corporation and when any such shares of Preferred Stock are delivered against payment therefor as provided in this Agreement, such shares of Preferred Stock will be validly issued, fully paid and non-assessable. If any such shares of Preferred Stock are to be represented by Designated Depositary Shares, then upon deposit by the Corporation of such shares of Preferred Stock with the Depositary pursuant to the Deposit Agreement and the due execution by the Depositary of the Deposit Agreement and the Receipts evidencing the Designated Depositary

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Shares in accordance with the Deposit Agreement, such Designated
Depositary Shares will represent legally valid interests in such Preferred Stock and will entitle the holders thereof to the rights specified in the Deposit Agreement and the Designated Depositary Shares. If the Offered Securities include Common Stock, the Common Stock has been duly authorized and, upon delivery against payment therefor as provided in this Agreement, such shares of Common Stock will be validly issued, fully paid and non-assessable. If the Offered Securities include Warrants, upon due execution, countersignature and delivery as provided for in the Warrant Agreement, the Warrants in definitive form will constitute valid and legally binding obligations of the Corporation and the Warrants may be exercised to purchase Preferred Stock or Common Stock in accordance with the terms and conditions of the Warrant Agreement. Any shares of Preferred Stock and Common Stock initially issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise and, when so issued, will be validly issued, fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. All corporate and shareholder action required to be taken for the authorization, execution and filing of the applicable Certificate of Designation and for the authorization, issuance and sale of the Offered Securities shall have been validly and sufficiently taken prior to the Closing Date. Each of the Offered Securities conform as to legal matters to the description thereof contained in the Prospectus.

     (j) The Corporation has all necessary corporate power and authority to execute and deliver any Deposit Agreement, any Warrant Agreement and any agreements between or among the Corporation, and any other agent in connection with any dividend and any depositary or nominee (collectively, the "Agency Agreements") and to perform its obligations provided for in such Deposit Agreement, Warrant Agreement and Agency Agreements; prior to the Closing Date, any Deposit Agreement, any Warrant Agreement and any Agency Agreement will have each been duly authorized, executed and delivered by the Corporation, will be substantially in the form theretofore delivered to the Underwriters and assuming due authorization, execution and delivery by the other parties thereto, will each constitute a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless or whether enforcement is considered in a proceeding in equity or at law); and any Deposit Agreement, Warrant Agreement and Agency Agreement conforms as to legal matters to the description thereof contained in the Prospectus.

     (k) This Agreement has been duly authorized, executed and delivered by the Corporation.

     (l) The issuance, sale and delivery of any of the Offered Securities, the execution, delivery, filing and performance of this Agreement, any Deposit Agreement, any Warrant Agreement, any Agency Agreement and Certificate of Designation, the compliance by the Corporation with the terms therein and the consummation of the transactions contemplated herein do not and will not conflict with or result in a breach of any of the terms or provisions of, or

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constitute a default under, the charter documents or by-laws of the
Corporation or any of its subsidiaries or any agreement or other instrument binding upon the Corporation or any of its subsidiaries that is material to the Corporation and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Corporation or any subsidiary, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency (including, without limitation, the Board, the OCC and the FDIC) is required for the performance by the Corporation of its obligations under this Agreement, any Deposit Agreement, any Warrant Agreement, any Agency Agreement and Certificate of Designation, except such as are specified and have been obtained and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

     (m) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Corporation and its subsidiaries, taken as a whole, from that set forth in the Registration Statement.

     (n) There is no legal or governmental proceeding pending or threatened to which the Corporation or any of its subsidiaries is, or is threatened to be, a party or to which any of properties of the Corporation or any of its subsidiaries is, or is threatened to be, subject that is required to be described in the Registration Statement or the Prospectus and is not so described or any statute, regulation, contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

     (o) Each Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the rules and regulations of the Commission thereunder.

     (p) (i) Each document, if any, filed or to be filed pursuant to the 1934 Act, and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the 1934 Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the 1933 Act and the applicable rules and regulations of the Commission thereunder and (iv) the Basic Prospectus does not contain and the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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The foregoing representations and warranties do not apply to statements or omissions in the Registration Statement, the Basic Prospectus or the Prospectus based upon information furnished to the Corporation in writing by any Underwriter expressly for use therein.


                               II.

     Subject to the terms and conditions, and in reliance upon the representations and warranties, set forth herein or incorporated by reference herein, the Corporation hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective principal amounts of such Offered Securities set forth opposite their names on Schedule II hereto, at the purchase prices set forth on Schedule I hereto (the "Purchase Price").

     Between the date hereof and the Closing Date, or such other date as may be specified in Schedule I, the Corporation will not, without your prior consent, offer or sell, or enter into any agreement to sell, any shares of Preferred Stock or Common Stock, or any Warrants, in any public offering other than (i) the Offered Securities, and (ii) any shares of Junior Participating Preferred Shares, Series C.


                              III.

     The Corporation is advised by the Underwriters that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement is entered into as in the Underwriters' judgement is advisable. The terms of the public offering of the Offered Securities are set forth in the Prospectus.


                               IV.

     Payment of the Purchase Price for, and delivery of, the Offered Securities shall be made at the date, time and location specified in Schedule I, or at such other location as shall be agreed upon by the Corporation and you (such date and time of payment and delivery being herein called the "Closing Date"). Unless otherwise specified in Schedule I, payment shall be made to the Corporation by certified or official bank check or checks in New York Clearing House funds payable to the order of the Corporation, against delivery of certificates representing any Preferred Stock or Common Stock, or a global warrant with respect to any Warrants to be deposited with the Depositary at the Closing Date to you for the respective accounts of the several Underwriters.

     Unless and to the extent otherwise specified in Schedule I, upon delivery, shares of Preferred Stock and related Receipts, if included in the Offered Securities, (i) shall be in such denominations
($1,000 or an integral multiple thereof), and registered in such names as you may request in writing at least three full business days before the Closing Date and (ii) will be made

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available in New York City for examination and packaging by you not later than 10:00 a.m. on the business day prior to the Closing Date.


                               V.

     The obligations of the Corporation and the several obligations of the Underwriters hereunder are subject to the condition that the Prospectus shall have been filed with the Commission pursuant to Rule 424(b), no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

     The several obligations of the Underwriters hereunder are subject to the following further conditions:

     (a) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Corporation and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, inadvisable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Corporation, to the effect set forth in clause (a) above and to the effect that the representations and warranties of the Corporation contained in this Agreement shall be true and correct as of the Closing Date and the Corporation shall have performed all of its obligations to be performed hereunder on or prior to the Closing Date. The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

     (c) You shall have received on the Closing Date an opinion of Lewis, Rice & Fingersh, independent counsel for the Corporation, dated the Closing Date, to the effect that


           (i) the Corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Missouri, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and the rules and regulations of the Board thereunder and is not required or licensed to do business as a foreign corporation in any jurisdiction;

          (ii)  each of The Boatmen's National Bank of St. Louis,
     Boatmen's First National Bank of Kansas City, Boatmen's
     Oklahoma, Inc., Boatmen's Sunwest, Inc. and Boatmen's
     Bancshares of Iowa, Inc. and any other subsidiary to be specified has been

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     duly organized, is validly existing as a
     national banking association in good standing under the laws of the United States or as a corporation in good standing under the laws of a state thereof, as the case may be, and is not required or licensed to do business as a foreign corporation in any jurisdiction;

          (iii) Boatmen's Trust Company has been duly organized, is validly existing as a trust company in good standing under the laws of a state thereof and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Corporation and its subsidiaries, taken as a whole;

          (iv) the authorized capital stock of the Corporation conforms as to legal matters to the description thereof contained in the Prospectus;

          (v) to the knowledge of such counsel, the Corporation and The Boatmen's National Bank of St. Louis, Boatmen's First National Bank of Kansas City, Boatmen's Oklahoma, Inc., Boatmen's Sunwest, Inc., Boatmen's Bancshares of Iowa, Inc. and Boatmen's Trust Company (the "Subsidiary Banks") are in compliance in all material respects with all applicable regulations of the Board, the OCC, the FDIC and any state bank regulatory authority with jurisdiction over any of the Subsidiary Banks;

          (vi) all of the issued and outstanding capital stock of the Subsidiary Banks has been duly and validly issued and is fully paid and nonassessable (subject, however, to the provisions of Section 55, Title 12, United States Code) and (except for directors' qualifying shares and except for minority interests not in excess of one percent of the issued and outstanding capital stock of Boatmen's Trust Company (and any other Subsidiary Bank less than 100% owned) all of the capital stock of the Subsidiary Banks is owned, directly or indirectly, by the Corporation free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

          (vii) any Certificate of Designation, Deposit Agreement, Warrant Agreement and Agency Agreement has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the parties thereto other than the Corporation, constitutes a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

          (vii) the Corporation has all necessary corporate power and authority to issue and deliver the Offered Securities and, if the Offered Securities include Preferred Stock, to execute and file with the Secretary of State of the State of Missouri the Certificate of

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     Designation in connection with the
     Preferred Stock and to perform its obligations provided for in such Certificate of Designation; the Certificate of Designation relating to any shares of Preferred Stock has been duly authorized, executed and filed; the shares of Preferred Stock and Common Stock have been duly authorized by the Corporation and, upon issuance and delivery of such shares of Preferred Stock and Common Stock and payment therefor in accordance with the terms of this Agreement, such shares of Preferred Stock and Common Stock will be validly issued, fully paid and non-assessable and no holder thereof will be subject to personal liability as a result of being such a holder; if any shares of Preferred Stock are to be represented by Designated Depositary Shares, then upon deposit by the Corporation of such shares of Preferred Stock with the Depositary pursuant to the Deposit Agreement and assuming the due execution by the Depositary of the Deposit Agreement and the Receipts in accordance with the terms of the Deposit Agreement, the Depositary Shares will represent legally valid interests in the Preferred Shares and will entitle the holders thereof to the rights specified in the Deposit Agreement and the Depositary Shares; if the Offered Securities include Warrants, such Warrants have been duly authorized by the Corporation, upon due execution, countersignature and delivery, the Warrants in definitive form will constitute valid and legally binding obligations of the Corporation, and the Warrants may be exercised to purchase Common Stock or Preferred Stock, as the case may be, in accordance with their terms and the terms of the Warrant Agreement; the shares of Preferred Stock and Common Stock and the Warrants will not be subject to the preemptive rights of any stockholder of the Corporation and no shareholder action is required to be taken for the authorization, execution and filing of the Certificate of Designation relating to the shares of Preferred Stock, or for the authorization, issuance and sale of the shares of Preferred Stock; and, to the extent any Certificate of Designation or shares of Preferred Stock contains statements with respect to procedures permitting, among other things, variable dividend periods and rates, the Corporation will be permitted to utilize such procedures to establish such rates;

          (viii) the Corporation has all necessary corporate power and authority to execute and deliver this Agreement, any Certificate of Designation, any Deposit Agreement, any Warrant Agreement and any Agency Agreement, and to consummate the transaction contemplated thereby and perform its obligations thereunder;

          (ix) the Offered Securities and the Certificate of Designation conform in all material respects as to legal matters to the descriptions thereof contained in the Prospectus;

          (x) no authorization, approval, consent or license of any regulatory body or authority (other than under the 1933 Act and the securities or Blue Sky laws of the various states) and no approval of the stockholders of the Corporation is required for the valid authorization, issuance, sale and delivery of the Offered Securities by the Corporation, or for the execution, delivery or performance of this Agreement, any Deposit Agreement, any Warrant Agreement, any Agency Agreement or any Certificate

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     of Designation, or, if so required, all
     such authorizations, approvals, consents and licenses, specifying the same, have been obtained and are, to the best of such counsel's knowledge, in full force and effect;

          (xi) the execution and delivery of, and the performance of its obligations under, this Agreement, any Certificate of Designation, any Deposit Agreement, any Warrant Agreement and any Agency Agreement will not contravene any provision of applicable law or the Restated Articles of Incorporation or By-laws of the Corporation or any of its subsidiaries or, to the knowledge of such counsel, any agreement or other instrument binding upon the Corporation or any of its subsidiaries that is material to the Corporation and its subsidiaries taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Corporation or any of its subsidiaries;

          (xii) the statements (1) in the Basic Prospectus under "Description of Boatmen's Common Stock", "Description of Boatmen's Preferred Stock", "Description of Depositary Shares", "Description of Warrants" and "Plan of Distribution,"
     (2) in the Prospectus Supplement under "------------,"
     (3) under the captions "Regulation and Supervision" and "Legal Proceedings" in the Corporation's latest Annual Report on Form 10-K that is incorporated by reference in the Prospectus and (4) in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (xiii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Corporation or any of its subsidiaries is a party or to which any of the properties of the Corporation or any of its subsidiaries is subject that is required to be described in the Registration Statement or the Prospectus and is not so described or of any statute, regulation, contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and

          (xiv) such counsel (1) is of the opinion that each document filed pursuant to the 1934 Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and schedules as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the 1934 Act and the applicable rules and regulations of the Commission thereunder, (2) is of the opinion that the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements and schedules as to which such counsel need not express any opinion) comply as to form in all material respects with the 1933 Act and the rules and regulations of the Commission thereunder and (3) believes that (except for financial statements and schedules as to which such counsel need not express any belief) the Registration Statement and the Basic Prospectus included therein

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     at the time the Registration Statement became
     effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     With respect to the matters set forth in subparagraph (xiv) of paragraph (c) above, Lewis, Rice & Fingersh may state that
(1) their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification except as specified, and (2) they are not passing upon the adequacy or accuracy of the derivation or compilation from the Corporation's financial statements or financial records of any financial data.

     (d) ------------, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Closing Date, with respect to this Agreement, the Offered Securities, the Deposit Agreement, the Warrant Agreement, the Certificate of Designation, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering its opinion, counsel for the Underwriters may rely upon the opinion of Lewis, Rice & Fingersh referred to in paragraph (c) above as to all matters of Missouri law.

     (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Corporation's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Corporation's debt securities or preferred stock;

     (f) Prior to the Closing Date, the Corporation shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     (g) You shall have received on the date of this Agreement a letter dated such date and also on the Closing Date a letter dated the Closing Date, in each case in form and substance satisfactory to you, from Ernst & Young, independent public accountants, containing statements and information covering the matters set forth in Annex I and the additional matters set forth on
Schedule I.

                               VI.

     In further consideration of the agreements of the Underwriters herein contained, the Corporation covenants as follows:

     (a) To furnish you, without charge, one manually signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference).

     (b) To prepare the Prospectus Supplement in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or Prospectus Supplement with respect to the Offered Securities prior to the Closing Date which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any Prospectus Supplement or any amended Prospectus relating to the Offered Securities has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary prospectus or prospectus, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

     (c) Promptly from time to time to take such action as you may reasonably request to qualify the Offered Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Securities, provided that in connection therewith the Corporation shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (d) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Offered Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the 1933 Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Offered Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act;

     (e) To make generally available to the Corporation's security holders as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder.

     (f) To pay or cause to be paid the fees, disbursements and expenses of the Corporation's counsel and accountants in connection with the registration of the Offered Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; the cost of printing or producing this Agreement, any Blue Sky or legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Offered Securities; all expenses in connection with the qualification of the Offered Securities for offering and sale under state securities laws as provided herein, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; any fees charged by securities rating agencies for rating the Offered Securities; any filing fees incident to any required review by the National Association of Securities Dealers, Inc.; and all other costs or expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided in this paragraph. It is understood, however, that, except as provided in this paragraph, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses connected with any offers they may make.


                              VII.

     (a) The Corporation will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement made in reliance upon and in conformity with written information furnished to the Corporation by any Underwriter through you expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Corporation against any losses, claims, damages or liabilities to which the Corporation may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Corporation by such Underwriter through you expressly for use therein; and will reimburse the Corporation for any legal or other expenses reasonably incurred by the Corporation in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under paragraph (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Article VII is unavailable to or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters on the other from the offering of the Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Corporation bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Corporation under this Article VII shall be in addition to any liability which the Corporation may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Article VII shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Corporation and to each person, if any, who controls the Corporation within the meaning of the 1933 Act.


                              VIII.

     This Agreement shall be subject to termination in your absolute discretion, by notice given to the Corporation, if
(a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Corporation shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iv) here shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse and (b) in the case of any of the events specified in clause (a)(iv), such event singly or together with any other such event makes it, in your reasonable judgment, inadvisable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.


                               IX.

     (a) If any Underwriter shall default in its obligation to purchase the Offered Securities which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Offered Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Offered Securities, then the Corporation shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Offered Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Corporation that they have so arranged for the purchase of such Offered Securities or the Corporation notifies the Representative that it has so arranged for the purchase of such Offered Securities, the Representatives or the Corporation shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party hereto.

     (b) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Corporation as provided in paragraph (a) above, the aggregate offering price of the Offered Securities that remain unpurchased does not exceed one-eleventh of the aggregate offering price of the Offered Securities, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the number of the Offered Securities that such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of the Offered Securities that such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Corporation as provided in paragraph (a) above, the aggregate offering price of the Offered Securities which remains unpurchased exceeds one-eleventh of the aggregate offering price of the Offered Securities, as referred to in paragraph (b) above, or if the Corporation shall not exercise the right described in paragraph (b) above to require non-defaulting Underwriters to purchase the Offered Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation and the Underwriters as provided herein and the indemnity and contribution agreements contained herein; but nothing herein shall relieve a defaulting Underwriter from liability for its default.


                               X.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Corporation to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Corporation shall be unable to perform its obligations under this Agreement, the Corporation will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     The respective indemnities, agreements, representations, warranties and other statements of the Corporation and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Corporation, or any officer or director or controlling person of the Corporation, and shall survive delivery of and payment for the Offered Securities.

     This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Corporation and, to the extent provided in Article VII and the preceding paragraph, the officers and directors of the Corporation and each person who controls the Corporation or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by ------------ on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of (Name and address of firm) Attention:
- ------------; and if to the Corporation shall be delivered or sent by mail to the address of the Corporation set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to paragraph (c) of
Article VII hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Corporation by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Corporation. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Corporation for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                   Very truly yours,

                                   BOATMEN'S BANCSHARES, INC.


                                   By ------------------------------------


The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto

By:  Name of Representatives

By: ---------------------------------------------
     Acting severally on behalf of themselves and
     the several Underwriters named in Schedule II
     hereto.

By: ---------------------------------------------

                           SCHEDULE I


     Underwriting Agreement dated ------------, 199--.
     Registration Statement No. 33-----------.
     Representatives: -----------------------------------------------
                      -----------------------------------------------


     Title, Purchase Price and Description of Securities:

          Title: ----------------------------------------------------

          Purchase Price (include type of funds): -------------------
                                             ------------------------
                                             ------------------------


          Description: ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------
                       ----------------------------------------------


     Closing Date and Location:

          Date of Closing: ------------------------------------------
          Time of Closing: ------------------------------------------
          Location of Closing: --------------------------------------
                               --------------------------------------

                       SCHEDULE I (CON'T)

The following terms and conditions supplement the provisions of the foregoing Underwriting Agreement and, to the extent inconsistent therewith, replace the provisions of the foregoing Underwriting
Agreement:

















The following additional items are to be covered by the letter from Ernst & Young delivered pursuant to paragraph (g) of Article V of the foregoing Underwriting Agreement:

                           SCHEDULE II


                                              NUMBER OF
                                              ---------
     UNDERWRITER                         OFFERED SECURITIES
                                         ------------------
                                           TO BE PURCHASED
                                           ---------------






                                         -------------------

Total..........................          ===================

                             ANNEX I

                     FORM OF COMFORT LETTER

     (1) They are independent certified public accountants with respect to the Corporation and its subsidiaries within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

     (2) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Corporation for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

     (3) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Corporation for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Corporation's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Corporation's Annual Reports on Form 10-K for such fiscal years;

     (4) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Corporation and its subsidiaries, inspection of the minute books of the Corporation since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Corporation and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

           (a) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Corporation's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Corporation's Annual Report on Form 10-K for the most recent fiscal year;

          (b) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Corporation's Annual Report on Form 10-K for the most recent fiscal year;

          (c) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (a) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (b) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Corporation's Annual Report on Form 10-K for the most recent fiscal year;

          (d) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (e) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the capital stock or any increase in the consolidated long-term debt (including subordinated notes) of the Corporation and its subsidiaries or in other items specified by the Representatives, or any decreases in the shareholders' equity of the Corporation and its subsidiaries or in other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (f) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (e) there were any decreases in net interest income, non-interest income or income before income taxes, or in the total amount of net income or the per share (primary and fully diluted) amount of net income, of the Corporation and its subsidiaries, or in income before income taxes and equity in undistributed earnings of subsidiaries of the Corporation, or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (5) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (3) and (4) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Corporation and its subsidiaries, which appear in the Prospectus or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Corporation and its subsidiaries and have found them to be in agreement.

                                    3